UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
         OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. _______)

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

[X] Definitive Information Statement

WORLD DIAGNOSTICS INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

        [X] No fee required

        [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

        (1) Title of each class of securities to which transaction applies:
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        (2) Aggregate number of securities to which transaction applies:
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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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        (4) Proposed maximum aggregate value of transaction:
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        (5) Total fee paid: none
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[ ] Fee paid previously with preliminary materials. N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:
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        (2) Form, Schedule or Registration Statement No.:
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        (3) Filing Party:
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        (4) Date Filed:
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NOTE. Where any item, other than Item 4, calls for information with respect to any matter to be acted upon at the meeting or, if no meeting is being held, by written authorization or consent, such item need be answered only with respect to proposals to be made by the registrant. Registrants and acquirees that meet the definition of "small business issuer" under Rule 12b-2 of the Exchange Act (ss240.12b-2) shall refer to the disclosure items in Regulations S-B (ss228.10 et seq. of this chapter) and not Regulation S-K (ss229.10 et seq. of this chapter). If there is no comparable disclosure item in Regulation S-B, small business issuers need not provide the information requested. Small business issuers shall provide the financial information in Item 310 of Regulation S-B in lieu of any financial statements required by Item 1 of ss240.14c-101.

                             WORLD DIAGNOSTICS INC.

                      15271 NW 60th Avenue, Suite 201 Miami
                              Lakes, Florida 33014

                            ------------------------

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER

                            ------------------------

              NO VOTE OR OTHER ACTION OF THE COMPANY'S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                           --------------------------

         This Information Statement, which is being mailed on or about February 28, 2001 to the holders of record of shares of common stock, par value $0.001 per share ("Common Stock"), of World Diagnostics Inc., a Delaware corporation (the "Company"), on February 22, 2001 (the "Record Date"), is being furnished in connection with resolutions adopted on February 20, 2001 by stockholders holding a majority of the issued and outstanding Common Stock of the Company to amend and restate the Company's Certificate of Incorporation.

         The amended Certificate of Incorporation will become effective upon the Company's filing of a Second Amended and Restated Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware, which is anticipated to take place on or about March 5, 2001 (the "Effective Date").

                                     GENERAL

         The Company is amending its Certificate of Incorporation in order to increase the number of shares of stock which the Company is authorized to issue from Fifteen Million (15,000,000) shares of stock, of which Ten Million (10,000,000) shares are common stock, par value $.001 per share, and Five Million (5,000,000) shares are preferred stock, par value $0.001 per share, to Thirty Million (30,000,000) shares of stock, of which Twenty Five Million (25,000,000) shares shall be common stock, par value $.001 per share, and Five Million (5,000,000) shares shall be preferred stock, par value $0.001 per share. The Company is increasing its number of authorized shares of Common Stock in connection with its recent issuance of (i) 2,250,000 shares of Common Stock, and
(ii) Class A Warrants and Class B Warrants to purchase an aggregate of 5,000,000 shares of Common Stock. The increase in the number of authorized shares of Common Stock is not in connection with any currently planned merger or business combination.

         Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an Information Statement must be sent to the Company's stockholders at least twenty (20) days prior to the Effective Date of the proposed actions to be taken as described in this Information Statement. Accordingly, this Information Statement is being sent to all stockholders of record as of December 31, 2000 and is intended to serve as notice under the DGCL.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of the date hereof, there are 7,235,620 shares of Common Stock, par value $.001 of the Company issued and outstanding, each share having one vote. The Record Date for the actions set forth herein was determined to be the date on which it was most practicable to obtain shareholder record ownership status from the Company's transfer agent nearest to the date of filing this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

         Set forth below is a table showing, as of the date hereof, the number of shares of Common Stock owned beneficially by (i) each person owning more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company,
(iii) each officer and key management personnel of the Company, and (iv) all officers and directors as a group. The information below is based on 7,235,620 shares of common stock outstanding on December 31, 2000. Except as otherwise indicated, all securities are owned directly.

                                     Amount and              Percent of
    Name & Address of                Nature of                 Class
    Beneficial Owner            Beneficial Ownership        (7,235,620)
    ----------------            --------------------        -----------

    OFFICERS, DIRECTORS AND 5% OF STOCKHOLDERS:

    Ken Peters                         932,450                 12.89
    11269 NW 15th Place
    Pembroke Pines, FL  33026
    (Officer and Director)

    Barry Peters                       847,640 (1)             11.71
    680 Harbor Street
    Venice, CA 90291
    (Officer and Director)

    Peters Family Trust                598,000 (2)              8.26
    680 Harbor Street
    Suite 600
    Los Angeles, CA  90064

    Trevor Campbell                     15,000                     *
    6163 NW 182nd Terrace
    Miami, FL 33015
    (Director)

    Kenneth Lambley                     10,000                     *
    6489 Hunters Green Court
    Indianapolis, IN  46276
    (Director)

    Martin Muy                          25,000 (3)                 *
    7489 Fairway Dr., Apt #403
    Miami Lakes, FL  33014
    (Officer)

    Michael Kondracki                   10,700                     *
    Deutche Bank Securities
    Argentine Pouch - 9th Floor
    31 West 52nd Street
    New York, NY 10019
    (Director)

                                     Amount and              Percent of
    Name & Address of                Nature of                 Class
    Beneficial Owner            Beneficial Ownership        (7,235,620)
    ----------------            --------------------        -----------

    Richard P. Humbert                   7,500 (4)                 *
    818-3010 Beach Street
    Venice, CA  90291
    (Director)

    Orna L. Shulman                     50,000 (5)                 *
    Intertech Corporation
    1500 Broadway
    New York, NY  10036
    (Director)

    Nava Swersky Sofer                       0                     0
    50 Dizengoff Street
    64332 Tel Aviv, Israel
    (Director)

    Paul R. Kamps                            0                     0
    7389 Fairway Drive, #149
    Miami Lakes, FL 33014
    (Officer)

    Trefoil Tech Investors, L.P.     1,500,000 (6)             18.21
    4444 Lakeside Drive
    Burbank CA 91505

    Randy William Frankel              600,000 (7)              7.85
    2 Ashley Place
    Towaco, NJ 07802

    Greenwood Partners, L.P.           600,000 (8)              7.85
    261 Old York Road
    Jenkintown, PA 19046

    Silverman Partners                 600,000 (9)              7.85
    c/o Spear, Leeds & Kellogg
    120 Broadway
    New York, NY 10271

    George Szakacs                     450,000 (10)             5.97
    136 ridge Avenue
    Passaic, NJ 07055

    Edward S. Gutman                   600,000 (11)             7.85
    700 Park Avenue
    New York, NY  10021

    All officers and directors as a
    group (10 persons)               1,898,290                 25.98

    --------------------
    * Less than 1%

(1) Includes:
               a. 249,640 held by MediaVest, Inc., a Delaware corporation wholly owned by Barry Peters; and
               b. 598,000 held by the Peters Family Trust, of which Barry Peters is a trustee.
(2) Shares of the Peter Family Trust are included as beneficially owned by Barry Peters.
(3) Includes 10,000 shares of common stock issuable upon exercise of currently exercisable options.
(4) Includes 10,000 shares of common stock issuable upon exercise of currently exercisable options.
(5) Includes 50,000 shares of common stock issuable upon exercise of currently exercisable options.
(6) Includes 500,000 shares of common stock issuable upon exercise of 500,000 Class A Warrants, and 500,000 shares of common stock issuable upon exercise of 500,000 Class B Warrants, held by such securityholder.
(7) Includes 200,000 shares of common stock issuable upon exercise of 200,000 Class A Warrants, and 200,000 shares of common stock issuable upon exercise of 200,000 Class B Warrants, held by such securityholder.
(8) Includes 200,000 shares of common stock issuable upon exercise of 200,000 Class A Warrants, and 200,000 shares of common stock issuable upon exercise of 200,000 Class B Warrants, held by such securityholder.
(9) Includes 200,000 shares of common stock issuable upon exercise of 200,000 Class A Warrants, and 200,000 shares of common stock issuable upon exercise of 200,000 Class B Warrants, held by such securityholder.
(10) Includes:
               a. 50,000 shares of common stock issuable upon exercise of 50,000
                  Class A Warrants and 50,000 shares of common stock issuable upon exercise of 50,000 Class B Warrants, held by such securityholder; and
               b. 100,000 shares of common stock, 100,000 shares of common stock issuable upon exercise of 100,000 Class A Warrants, and 100,000 shares of common stock issuable upon exercise of 100,000 Class B Warrants, owned by Global Wire & Cable Pension, of which Mr. Szakacs is the beneficiary.
(11) Includes:
               a. 100,000 shares of common stock issuable upon exercise of
                  100,000 Class A Warrants and 100,000 shares of common stock issuable upon exercise of 100,000 Class B Warrants, held by such securityholder;
               b. 50,000 shares of common stock, 50,000 shares of common stock issuable upon exercise of 50,000 Class A Warrants, and 50,000 shares of common stock issuable upon exercise of 50,000 Class B Warrants, owned the Gutman Family Foundation, of which Mr. Gutman is the President; and
               c. 50,000 shares of common stock, 50,000 shares of common stock issuable upon exercise of 50,000 Class A Warrants, and 50,000 shares of common stock issuable upon exercise of 50,000 Class B Warrants, owned the HRG Trust, of which Mr. Gutman is a trustee.

                         DIRECTORS, EXECUTIVE OFFICERS,
                          PROMOTERS AND CONTROL PERSONS

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The names, ages and positions of all directors, executive officers and key management employees of the Company as of December 31, 2001 are listed below, followed by a brief account of their business experience during the past five years.

       Name                           Position
       ----                           --------
       Ken M. Peters                  President and Director

       Barry Peters                   Chairman, Treasurer and Director

       Paul R. Kamps                  Executive Vice President - Finance and
                                        Operations

       Kenneth Lambley                Vice President - Sales and Marketing

       Martin Muy, Ph.D.              Vice President - Technical Affairs

       Maureen Besson                 Vice President and Secretary

       Trevor Campbell, MT, FMT       Director

       Michael Kondracki              Director

       Richard P. Humbert             Director

       Orna L. Shulman                Director

       Nava Swersky Sofer             Director

Ken Peters, Kenneth Lambley, Martin Muy and Trevor Campbell were elected to their positions as our officers and directors in February 1998; Maureen Besson was elected Secretary in February 1998 and Vice President - Operations in October 1999; Barry Peters was elected Chairman of the Board in October 1998; Michael Kondracki was elected as a director in November 1998; Richard P. Humbert was elected as a director in May 2000; Paul R. Kamps was elected Executive Vice President - Finance and Operations in September 2000; Orna L. Shulman was elected as a director in June 2000; and Nava Swersky Sofer was elected as a director in January 2001.

KEN M. PETERS, age 52, is President and founder of our Company. From September 1995 to August 1996, Mr. Peters was an independent consultant specializing in health care and biotechnology. From September 1996 to January 1998, Mr. Peters was Vice President of Sales and Marketing for Biodiagnostica, Inc. From 1984 to 1994, Mr. Peters held senior international marketing positions with Pharmacia, AG, American Monitor Corp. and Flow Laboratories, Inc. Mr. Peters has extensive experience spanning a twenty-five year period in sales and marketing of diagnostic products, particularly in the international marketplace. From 1979 to 1982, Mr. Peters was the General Manager of Abbott Diagnostics, a division of Abbott Laboratories, Inc., for the Caribbean, Central and South America. Mr. Peters was instrumental in assisting the launch of several start-up ventures in the biotech industry, including Genus Diagnostics, Inc. and BioAssay Systems Corp. Ken Peters has received numerous awards from the Biomedical Marketing Association, and he has been recognized for outstanding achievements by Who's Who in American Health Care Marketing. Mr. Peters has published several articles in national journals concerning technology, healthcare and marketing, and he has been quoted in national periodicals, such as the Wall Street Journal, Clinical Chemistry Systems and others. He has spent numerous years traveling throughout South America and Europe speaks Spanish fluently. Mr. Peters received a M.A. in Economics from the University of New Mexico in 1972 and received his B.A. in Business and Economics from the City University of New York in 1969. Mr. Ken Peters, our President and Mr. Barry Peters, Chairman, are brothers.

BARRY PETERS, age 60, has served as the Chairman of the Board of our Company since October 1998. Since 1997, he has also served as the Chief Executive Officer of MediaVest, Inc., a private-investment firm. From 1995 to 1997, Mr. Peters was Chairman and Chief Executive Officer of All-Comm Media Corporation. Mr. Peters has over 25 years experience in corporate development, management and finance. He is the former Chairman of the Board and CEO of Appian Graphics, Inc., a company specializing in multi-monitor computer displays, where he served from January 1999 to June 2000. He is the founder and former Chairman and Chief Executive Officer of All-Comm Media Corporation (Nasdaq), a direct marketing and Internet marketing services company, now known as Marketing Services Group, Inc. Previously, Mr. Peters was instrumental in sponsoring management buyouts and providing early stage financing for companies that included: Metpath, Inc., Integrated Resources, Inc., ESB Ray-O-Vac Corp., Aydin Corporation, Exide Corporation, Avco/Embassy Pictures Corp., Time/Warner, ITT Corporation, Allied Signal Companies, Inc., Borg-Warner Corporation and F. Schumacher & Co., Inc. Mr. Peters began his career as a Staff Financial Analyst for RCA Corporation. Mr. Peters received a MBA in Finance from the Baruch School of Business in 1969, and his BA in Economics from Hofstra University in 1968, graduating magna cum laude. Mr. Peters is the brother of Ken Peters, President of the company.

PAUL R. KAMPS, age 36, joined our Company as Vice President - Finance and Administration in June 2000 and became Executive Vice President - Finance and Administration in September 2000. Mr. Kamps is a CPA and Chartered Accountant, with over 13 years of financial and operating experience at small and mid sized companies, with particular emphasis in the international arena. From March 1999 to May 2000, Mr. Kamps was employed by E-Z Serve Convenience Stores as an independent financial consultant. From October 1998 to February 1999, he was employed by LKQ Corporation as Controller. From November 1996 to September 1998, he was employed by Proven Edge, Inc. as Controller, and from July 1995 to October 1996, Mr. Kamps was employed by Medical Resources, Inc. as Accounting Manager. Mr. Kamps received his Bachelor of Accounting Science, with honors in 1989, from the University of South Africa, Johannesburg, South Africa, and his Bachelor of Commerce in 1987 from the University of Witwatersrand, Johannesburg, South Africa.

KENNETH LAMBLEY, 60, has served as the Vice President-Sales and Marketing of our Company since December 1998. Prior to joining us, Mr. Lambley was employed by Seradyn Diagnostics, Inc. from January 1968 to December 1998 in various executive capacities. At Seradyn, Mr. Lambley was employed in various positions beginning in sales, through marketing to a position as international sales director for Seradyn Diagnostics a subdivision of Dow Chemical, which was later acquired by Mitsubishi. During his thirty-year career, his responsibilities included sales and marketing management for both diagnostic and pharmaceutical products that included direct sales to regional management of the sales force and to distribution management, including International. Mr. Lambley received his undergraduate diploma from Nottingham College, in the United Kingdom in 1963 and received his graduate degree in international marketing in 1965; he studied pharmacy in the Royal Army Medical Corps from 1963 through 1966.

MARTIN MUY, PH.D., age 40, has served as the Vice President-Technical Affairs of our Company since April 1999. Dr. Muy has over eight years experience in developing genetically engineered diagnostic research and health technology products concerning microbiology and immunology, and immunology assays. From June 1998 until 1999, Dr. Muy was employed as Senior Product Development Manager for PharmaCorp (USA and Mexico), where he worked on commercialization of various technologies. From September 1995 to June 19987, Dr. Muy was a post-doctoral student of the University of Massachusetts and Oregon Health Sciences University. Dr. Muy was also employed as Senior Product Development Manager for PharmaCorp (USA and Mexico), where he worked on commercialization of various technologies. In addition, Dr. Muy has been engaged by such companies BPL (UK), Schering Plough (USA), Ortman Biomedics (Switzerland) and Epitope (USA). Dr. Muy also has been employed at various Research Centers performing work, including:
Earles A. Chiles Institute Providence Medical Center; The Department of Infectious Diseases at the University of Massachusetts Medical Center and Oregon Health Sciences University. Dr. Muy received his Ph.D. in Biologic Sciences from Mexico University in 1989, and his B.S. in 1985. Dr. Muy completed three post-doctoral programs at the University of Oregon from 1991 through 1997.

AUREEN BESSON, age 36, has served as Vice President and Secretary of our Company since June 1998. Ms. Besson has over ten years experience in operations management commencing with the Intercontinental Hotel chain in Caracas Venezuela from 1987 until 1992. From 1992 to 1994, Ms. Besson was occupied full time with her family in Caracas. From 1994 to 1997, Ms. Besson was in charge of asset management for export products to South and Central America for Bio Diagnostica Inc. Ms. Besson was first employed by World Diagnostics as Administrative Assistant to the President in February 1997. Ms. Besson attended preparatory school in Syracuse New York and completed her studies in business management abroad at the University of Nuevas Profesiones in Venezuela in 1987.

TREVOR CAMPBELL, age 54, has served as a director of our Company since February 1997. Since 1983, Mr. Campbell has been the owner and been President of Microlabs Inc., Jamaica's largest private reference laboratory, which has 14 independent laboratories in Jamaica. From 1981 to 1982, Mr. Campbell served as the President of CASMET, the Caribbean Society of Medical Technologists. From 1977 to 1982, Mr. Campbell was the sales liaison for Abbott Diagnostics Jamaican distribution business in Jamaica. Mr. Campbell received a diploma in Medical Technology in June 1967 at the Public Health Service for Jamaica. Subsequently, he studied business administration at the University of the West Indies, followed by a two-year fellowship at the World Trade Institute in New York as a US AID Fellow studying International Marketing.

MICHAEL G.S. KONDRACKI, age 39, has served as a director of our Company since November 1998. Mr. Kondracki is a Director in Deutsche Bank Alex Brown, the Investment Banking Unit of Deutsche Bank AG. He has been with Deutsche since 1996, and currently is based in Buenos Aires, Argentina where he is responsible for originating and executing structured and project financings for oil, gas, power, mining, infrastructure and telecommunications companies throughout the MercoSur. Prior to joining Deutsche, Mr. Kondracki was a Vice President at Prudential Securities Incorporated where he originated and executed investment banking transactions for North and South American emerging growth companies. From 1984 to 1990, Mr. Kondracki held various positions at Citibank and Manufacturers Hanover and he was also a Consultant to the Inter-American Development Bank. He continues to serve as a Consultant to the U.S. Department of State. Mr. Kondracki graduated from the University of Scranton magna cum laude in 1982, completed a Fulbright Scholarship in Peru in 1983 and received his MBA from the Stern School of Business at New York University in 1991. Mr. Kondracki is fluent in Spanish and conversant in Portuguese.

RICHARD P. HUMBERT, age 56, has served as a director of our Company since May 2000. Mr. Humbert has 20 years experience in computer technology and information systems. Mr. Humbert has been the Director of Information Technologies for Panavision, the world's largest supplier of movie cameras and cinematography equipment since July 1997. From August 1995 to June 1997, he was Director of MIS for All-Comm Media Corporation. Prior thereto, he was President of MicroSystems, Inc., a Washington D.C. based computer software engineering and consulting company. Mr. Humbert attended Cornell University and subsequently, after serving in the United States Marine Corps, received a B.A. degree in English from the University of Maryland.

ORNA L. SHULMAN, age 41, has served as a director of our Company since June 2000. Ms. Shulman has been the Chief Operation Officer of Intertech Corporation, an international private investment firm, based in New York City, overseeing investments in real estate, manufacturing and for emerging technology and biotechnology companies in the United States and Israel, since 1989. Ms. Shulman serves on the Board of Directors of the Times Square B.I.D.; Women's Leadership Board of the John F. Kennedy School of Government, Harvard University; member of the Advisory Board, Real Estate Center, the Wharton School, University of Pennsylvania. She is also Trustee of the Washington Institute for Near East Policy, and is a Board member of the Association of Foreign Investors in Real Estate. Ms. Shulman holds a J.D. degree from Washington University School of Law, the American University, and a Bachelors degree, cum laude, from Tufts University.

NAVA SWERSKY SOFER, age 39, has served as a director of our Company since January 2001. Ms. Swersky Sofer is General Partner of Columbine Ventures, a biomedical venture capital fund she founded in 2000. Since relocating to Israel in 1999, Ms. Swersky Sofer has managed a portfolio of biotechnology companies, including serving as chairman & CEO of ARP Biomed, an Israeli oncology company, chairman of Vitality Biotechnologies, an American-Israeli agricultural biotechnology company; and director and strategic advisor to Discovery Therapeutics, Inc., an American biopharmaceutical company with products in advanced clinical trials for neurological and cardio-renal applications. Since 1997 Ms. Swersky Sofer has also been an advisor to Renaissance Partners, a European biomedical investment fund. Ms. Swersky Sofer is a special advisor to the Israeli government and, since 1999, has served as head of Israel's biotechnology consortium Da'at, a $50 million government-industry effort which incorporates the ten leading Israeli companies and five academic institutions and supports the creation of novel technologies in drug discovery, drug development and bio-informatics. From 1996to 1999, Ms. Swersky Sofer was a partner at Sanderling, a Menlo Park, California-based venture capital firm with over $200 million under management focused on early stage investments in the biomedical field. Prior to joining Sanderling, Ms. Swersky Sofer was a member of the senior management group of Ciba-Geigy Limited (now Novartis) and worldwide Head of Pharma Policy at the company's headquarters in Basel, Switzerland, responsible for the company's activities in this field in over 120 countries. Ms. Swersky Sofer received her law degree (L.L.B.) in 1986 from Tel Aviv University and an MBA in 1990 from IMD International in Lausanne, Switzerland, as well as diplomas from the Sorbonne in Paris, the Instituto Trentino in Italy and the Goethe Institute in Munich, Germany. She is a member of the Israel Bar Association and a retired Captain of the Israel Defense Forces.

         All directors hold office until the next annual meeting of our stockholders and until their successors are elected and qualified. Officers hold office until the first meeting of directors following the annual meeting of stockholders and until their successors are elected and qualified, subject to earlier removal by the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In May 1998, the Company entered into a $150,000 promissory note (the "Note") with MediaVest, Inc. ("Mediavest"), a company controlled by Barry Peters who is Chairman of the Board of the Company. The Note bore interest at 10% and had a maturity date of August 24, 1998. The Company had an option to extend repayment on the Note for an additional 90 days. The Note was senior to all prior security interest and was collateralized by all of the Company's assets and guaranteed by a director of the Company. On August 24, 1998, the Company entered into a forbearance agreement with Mediavest. The forbearance agreement extended the maturity date of the note to February 24, 1999, and forgave all interest through February 24, 1999. In consideration for this forbearance agreement, the Board of Directors authorized the issuance of 200,000 shares of the Company's common stock to the Creditor. Management determined that the fair value of the common stock was $0.125 per share, the same price recorded in a private placement of the Company's common stock completed in June 1998.

         On December 1998, the Company's Board of Directors authorized the issuance of 29,237 restricted shares of its common stock to extinguish $17,500 of the Note. The fair market value of the common stock was $2.88 at the date of extinguishments. The restricted common stock cannot be sold for an 18-month period and after that can only be sold in accordance with Rule 144. Due to these restrictions, the Company discounted the fair value of the Company's common stock at the date of extinguishments by 25%.

         In April 1999, the Company paid the outstanding balance due under the Note to MediaVest through the issuance of 101,090 shares of common stock and $45,000 in cash. The fair market value of the common stock was $7.00 at the date of extinguishments. The restricted common stock cannot be sold for a 12 month period form the date of issuance and after that can only be sold in accordance with Rule 144 or other applicable exemption. Due to these restrictions, the Company discounted the fair value of the Company's common stock at the date of extinguishments by 25%.

         During the fiscal year ended March 31, 1999 ("Fiscal Year 1999"), MediaVest made short-term non interest bearing loans to the Company in the aggregate of $75,000, all of which were repaid in November 1999.

         In June 1999, two of the Company's directors forgave $37,412 in notes payable and other liabilities due from the Company. This was treated as a capital contribution and resulted in an increase of $37,412 in additional paid-in capital

         During the fiscal year ended March 31, 2000 ("Fiscal Year 2000"), the Company entered into non-interest bearing uncollateralized bridge loans in the aggregate amount of $145,000 from members of its Board of Directors and a shareholder. The Company repaid the loan in full prior to the ended of Fiscal Year 2000.

         In March 2000, the Company authorized the issuance of 8,199 shares of common stock (including 1,000 shares to parties related to a member of the Board of Directors) to extend the due date of a $410,000 promissory note to May 31, 2000. The fair market value of the common stock was $11.00 per share at the date of extension. The common stock is restricted and can only be sold in accordance with Rule 144 or other applicable exemption. Due to these restrictions, the Company discounted the fair value of the Company's common stock at the date of extension by 25%.

         In June 2000, the Company issued 190,998 shares of common stock to convert $285,000 of 6% unsecured notes payable. In exchange for the shares, the note holders waived all accrued interest and exchanged all outstanding common stock purchase warrants issued in conjunction with the debt. The remaining balance of $125,000 of the 6% unsecured notes payable was repaid in June 2000, of which $25,000 was to a party related to a member of the Board of Directors.

         During the Fiscal Year 2000 and Fiscal Year 1999, one of the Company's largest customers was Microlabs, Inc., of which Trevor Campbell, a director of the Company, is President and owner. Microlabs, Inc.'s purchases represented approximately 8% of the Company's gross revenues for Fiscal Year 2000 and 21% of the Company's gross revenues for Fiscal Year 1999.

         There are no other material transactions between the Company and any of its affiliates except as set forth herein.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they filed.

         To the Company's knowledge, based solely on the Company's review of Forms 3 (Initial Statement of Beneficial Ownership of Securities), Forms 4 (Statement of Changes in Beneficial Ownership) and Forms 5 (Annual Statement of Changes in Beneficial Ownership) furnished to the Company, all persons filed such forms in a timely manner.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         In December 2000, the Company established an Executive Committee, an Audit Committee and a Compensation Committee of its Board of Directors. The members such committees are: Executive Committee - Barry Peters, Ken Peters, Richard Humbert; Audit Committee - Michael Kondracki, Orna Shulman, Richard Humbert; Compensation Committee - Barry Peters, Ken Peters, Orna Shulman:

         As of this date the committees have not met to conduct any committee business nor taken any actions.

         During Fiscal Year 2000, the Company's Board of Directors held meetings or took action by unanimous written consent of the Board of Directors fifteen times. No member of the Board of Directors attended or participated in fewer than 75% of the aggregate of the total number of meetings and actions of the Board of Directors during Fiscal Year 2000.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information with respect to compensation we paid for the period beginning on our date of inception and ending on March 31, 2000 for services of our President. We have not paid any executive officer in excess of $100,000, including salary and benefits, during the periods ended March 31, 1998 to March 31, 2000.

                           SUMMARY COMPENSATION TABLE

------------------- ------- ------------------------------------ -----------------------------------------------------
                                    Annual Compensation                         Long Term Compensation
------------------- ------- --------- -------- ----------------- ------------------------------ ----------------------
                                                                           Awards                     Payouts
                                                                 ------------------------------ ----------------------
                                                                 Securities
                                                                 Underlying       Restricted               All Other
Name and                                       Other Annual      Options/         Stock         LTIP       Compen-
Principal           Year    Salary    Bonus    Compensation      SARs             Awards        Payouts    sation
Position(s)                 ($)       ($)      ($)               (#)              (#)           ($)        ($)
(a)                 (b)     (c)       (d)      (e)               (f)              (g)           (h)        (i)
------------------- ------- --------- -------- ----------------- ------------------------------ ----------------------
Ken Peters,         2000    58,000    0        0                 0                 0            0
President           1999    58,000    5,000    0                 0                 0            0
                    1998    48,000    0        0                 0                 0            0
------------------- ------- --------- -------- ----------------- ----------------- ------------ ---------- -----------

                         OPTION/SAR GRANTS IN YEAR 2000

------------------------ --------------------- ---------------------- --------------------- ----------------------
                                               Percent of Total
                         Number of Securities  Options/SARs Granted
                         Underlying Options/   to Employees in        Exercise or Base      Expiration
Name                     SARs Granted (#)      Fiscal Year            Price ($/sh)          Date
(a)                      (b)                   (c)                    (d)                   (e)
------------------------ --------------------- ---------------------- --------------------- ----------------------
Ken Peters                    60,000 (1)               20.2%                 $1.00                10/16/05
------------------------ --------------------- ---------------------- --------------------- ----------------------
Paul Kamps                    40,000 (2)               13.5%                 $1.00                10/16/05
------------------------ --------------------- ---------------------- --------------------- ----------------------
Paul Kamps                    60,000 (3)               20.2%                 $1.00                06/21/05
------------------------ --------------------- ---------------------- --------------------- ----------------------

(1) vest over a three year period at a rate of one third per year, subsequent to 9/30/2000.
(2) vest over a three year period at a rate of one third per year, subsequent to 9/30/2000.
(3) vest over a three year period at a rate of one third per year, subsequent to 9/30/2000.

       The Company maintains a $2 million keyman life insurance policy on Mr. Ken Peters under which the Company is the beneficiary.

         The Company compensates its directors $1,500 annually to attend board meetings and, from time to time, grants directors warrants to purchase shares of the Company's Common Stock.

         In May 2000, as an inducement to join the Board of Directors of the Company, the Company granted Richard P. Humbert the right to purchase, for Five Hundred Dollars ($500.00), warrants to purchase Ten Thousand (10,000) shares of Common Stock at an exercise price of $3.50 per share. The warrants will be exercisable for a period of three (3) years. The shares issued upon exercise of the warrants may not be transferred without the written consent of the Company. The $3.50 warrant price per share is subject to adjustment to be equal to the lowest price of any equity securities issued by the Company during the period firm May 2000 through September 5, 2000. The warrant shares will be restricted securities under Rule 144 of the Exchange Act.

         In June 2000, as an inducement to join the Board of Directors of the Company, the Company granted Orna L. Shulman the right to purchase, for Twenty-Five Hundred Dollars ($2,500.00), warrants to purchase Fifty Thousand (50,000) shares of Common Stock at an exercise price of $3.50 per share. The warrants will be exercisable for a period of three (3) years. The shares issued upon exercise of the warrants may not be transferred without the written consent of the Company. The $3.50 warrant price per share is subject to adjustment to be equal to the lowest price of any equity securities issued by the Company during the period from June 2000 through October 4, 2000. The warrant shares will be restricted securities under Rule 144 of the Exchange Act.

         In October 2000, the Company granted Barry Peters options to purchase 50,000 shares of common stock at an exercise price of $1.00 per share. The options vest and are exercisable at a rate of 1/3 per year commencing on the date which is one year from the date of issuance. The option shares will be restricted securities under Rule 144 of the Securities Act.

                        THE SECONDED AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

         The following summary of certain provisions of the Company's Second Amended and Restated Certificate of Incorporation is qualified in all respects to terms and provisions of the Second Amended and Restated Certificate of Incorporation, a copy of which is annexed to this Information Statement as Annex I.

THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

         Presently, the Company's Certificate of Incorporation provides that the Company is authorized to issue Fifteen Million (15,000,000) shares of stock, of which Ten Million (10,000,000) shares are common stock, par value $.001 per share, and Five Million (5,000,000) shares are preferred stock, par value $0.001 per share (the "Preferred Stock").

         On the Effective Date, the number of shares of stock which the Company is authorized to issue will be increased from Fifteen Million (15,000,000) to Thirty Million; (30,000,000), of which Twenty Five Million (25,000,000) shares shall be common stock, par value $.001 per share, and Five Million (5,000,000) shares shall be preferred stock, par value $0.001 per share. Except for the increase in authorized shares of stock, the Second Amended and Restate Certificate of Incorporation will remain the same as the Certificate of Incorporation as in effect prior to the Effective Date and will continue to generally provide, among other things, as follows:

         Name - The name of the Company will remain World Diagnostics Inc.

         Address - The address of the registered office of the corporation in the State of Delaware will remain at 1313 N. Morliet Street, Wilmington, DE 19801-11511. The name and address of the corporation's registered agent in the State of Delaware will continue to be The Company Corporation, 1313 N. Morliet Street, Wilmington, DE 19801-11511.

         Purpose - The purpose of the corporation will continue to be to engage in any lawful act or activity for which corporations may be organized under the DGCL.

         Meetings of Stockholders - Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the corporation may be kept (subject to any provision contained in statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the By-laws of the corporation.

         Stock - The total number of shares of stock which the corporation shall have authority to issue will be increased to Thirty Million (30,000,000), of which Twenty Five Million (25,000,000) shares shall be common stock, par value $.001 per share, and Five Million (5,000,000) shares shall be preferred stock, par value $0.001 per share (the "Preferred Stock"). The number of authorized shares of Common Stock and Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock or Preferred Stock then outstanding) by the affirmative vote of the holders of a majority of the stockholders of the Corporation.

         Rights and Powers of Common Stock

         Voting Rights and Powers - Except as otherwise provided in the Amended and Restated Certificate of Incorporation or in the DGCL, the holders of the outstanding shares of Common Stock shall vote together with the holders of all other classes and series of voting capital stock with respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent. Holders of Common Stock shall be entitled to cast one vote in person or by proxy for each share of Common Stock standing in his, her or its name as of the record date for determining stockholders entitled to vote upon or consent to the matter under consideration.

         Dividends and Distributions - Subject to the rights of the holders of shares of Preferred Stock of any class then outstanding, holders of shares of Common Stock shall be entitled to such dividends and other distributions in cash, stock or property of the corporation as may be declared thereon by the Board of Directors out of assets or funds of the corporation legally available therefore.

         Preferred Stock

          Authority will be granted to the Board from time to time to issue the Preferred Stock in one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the designation, voting powers, preferences and relative, participating, optional or other special rights of such series, and the qualifications, limitations, or restrictions thereof. Such authority of the Board with respect to each such series shall include, but not be limited to, the determination of the following: (i) the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the Board in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board, (ii) the dividend rate or amount for such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative, and if so, from which date or dates for such series, (iii) whether or not the shares of such series shall be subject to redemption by the corporation and the times, prices and other terms and conditions of such redemption, (iv) whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof, (v) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes, or of any other series of any class or classes, of stock of the corporation and if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange, (vi) whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if they are to have such additional voting rights, the extent thereof, (vii) the rights of the shares of such series in the event of any liquidation, dissolution or winding up of the corporation or upon any distribution of its assets, and (viii) any other powers, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions of the Amended and Restated Certificate of Incorporation.

         Amendment to By-laws - The Board of Directors is expressly authorized to make, alter and repeal the By-laws of the corporation, subject to the power of the stockholders of the corporation to alter or repeal any By-law whether adopted by them or otherwise.

         Liability of Directors - No person who is or was a director of the corporation will be personally liable to the corporation for monetary damages for breach of fiduciary duty as a director unless, and only to the extent that, such director is liable (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the DGCL or any amendment thereto or successor provision thereto, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to, repeal or adoption of any provision of the Amended and Restated Certificate of Incorporation inconsistent with this provision shall apply to or have any effect on the liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, repeal or adoption of any inconsistent provision. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

         Indemnification - The corporation will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement or otherwise, will not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         The corporation will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         Any indemnification (unless ordered by a court) will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding,
(ii) if such a quorum is not obtainable or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the corporation.

         Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in these provisions. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

         The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the DGCL

         The indemnification and advancement of expenses provided by the corporation will, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Amendments to Certificate of Incorporation - The corporation may amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in a manner now or hereafter prescribed by the laws of the State of Delaware at the time in force, and all rights, preferences and privileges conferred upon stockholders, directors or any other persons by and pursuant to the Certificate of Incorporation are subject to the rights of the corporation to amend its Certificate of incorporation as a future date.

         Amendments to By-laws by Shareholders - The By-laws may be amended at any shareholders' meeting by vote of the shareholders holding a majority (unless the Certificate of Incorporation requires a larger vote) of the outstanding stock having voting power, present either in person or by proxy, provided notice of the amendment is included in the notice or waiver of notice of such meeting.

ANNEX I

                               SECOND AMENDED AND
                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             WORLD DIAGNOSTICS INC.

         World Diagnostics Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify that:

         1. The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State of the State of Delaware was February 3, 1997.

         2. A Certificate of Amendment to the Corporation's Certification of Incorporation was filed with the Secretary of State of the State of Delaware on June 15, 1998.

         3. An Amended and Restated Certificate of Incorporation to the Corporation's Certification of Incorporation was filed with the Secretary of State of the State of Delaware on September 7, 2000.

         4. This Second Amended and Restated Certificate of Incorporation (the "Certificate") has been adopted pursuant to Sections 242 and 245 of the DGCL and restates and amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

         5. The Board of Directors of the Corporation (the "Board") adopted resolutions dated December 19, 2000 proposing and declaring advisable the amendment and restatement of the Certificate of Incorporation, that such amendment and restatement of the Certificate of Incorporation was approved by written consent of a majority of the stockholders of the Corporation dated as of February 20, 2001 pursuant to Section 228 of the GCL, and that such resolutions so approved by the Board and a majority of the stockholders of the Corporation read as follows:

         RESOLVED, that the text of the Certificate of Incorporation be amended and restated to read in its entirety as follows:

                  FIRST: The name of the corporation is World Diagnostics Inc. (the "Corporation").

                  SECOND: The address of the registered office of the Corporation in the State of Delaware is 1313 N. Morliet Street, Wilmington, DE 19801-11511, County of New Castle. The name and address of the Corporation's registered agent in the State of Delaware is The Company Corporation, 1313 N. Morliet Street, Wilmington, DE 19801-11511.

                  THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                  FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Thirty Million (30,000,000), of which Twenty-Five Million (25,000,000) shares shall be designated common stock, par value $.001 per share ("Common Stock"), and Five Million (5,000,000) shall be preferred Stock, par value $0.001 per share ("Preferred Stock").

                  The number of authorized shares of Common Stock and Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock or Preferred Stock then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation.

         A. Rights and Powers of Common Stock.

                  1. Voting Rights and Powers. Except as otherwise provided in this Amended and Restated Certificate of Incorporation or in the DGCL, the holders of the outstanding shares of Common Stock shall vote together with the holders of all other classes and series of voting capital stock with respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent. Holders of Common Stock shall be entitled to cast one vote in person or by proxy for each share of Common Stock standing in his, her or its name as of the record date for determining stockholders entitled to vote upon or consent to the matter under consideration.

                  2. Dividends and Distributions. Subject to the rights of the holders of shares of Preferred Stock of any class then outstanding, holders of shares of Common Stock shall be entitled to such dividends and other distributions in cash, stock or property of this Corporation as may be declared thereon by the Board of Directors (the "Board") out of assets or funds of this Corporation legally available therefore.

         B. Preferred Stock.

                  Authority is hereby expressly granted to the Board from time to time to issue the Preferred Stock in one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the designation, voting powers, preferences and relative, participating, optional or other special rights of such series, and the qualifications, limitations, or restrictions thereof. Such authority of the Board with respect to each such series shall include, but not be limited to, the determination of the following:

                  1. the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the Board in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board;

                  2. the dividend rate or amount for such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative, and if so, from which date or dates for such series;

                  3. whether or not the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and conditions of such redemption;

                  4. whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof;

                  5. whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes, or of any other series of any class or classes, of stock of the Corporation and if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                  6. whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if they are to have such additional voting rights, the extent thereof;

                  7. the rights of the shares of such series in the event of any liquidation, dissolution or winding up of the Corporation or upon any distribution of its assets; and

                  8. any other powers, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof.

                  FIFTH: Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

                  SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter and repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any By-law whether adopted by them or otherwise.

                  SEVENTH: No person who is or was a director of the Corporation shall be personally liable to the Corporation for monetary damages for breach of fiduciary duty as a director unless, and only to the extent that, such director is liable (i) for any breach of the director=s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the GCL of the State of Delaware or any amendment thereto or successor provision thereto, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to, repeal or adoption of any provision of the certificate of incorporation inconsistent with this article shall apply to or have any effect on the liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of any inconsistent provision. If the Delaware GCL is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware GCL as so amended.

         The Corporation is authorized to provide indemnification of agents (as defined in Section 145 of the GCL) for any breach of duty to the Corporation and its stockholders through Bylaw provisions, through agreements with the agents, and/or through stockholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Section 145 of the GCL, subject to the limitations on such excess indemnification set forth in Section 102 of the GCL.

                  EIGHTH: The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in a manner now or hereafter prescribed by the laws of the State of Delaware at the time in force; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article VIII.

         IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be signed by _______________, its ___________, this day of March, 2001.

                                            By: ______________________________